U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2007

American Capital Strategies, Ltd.
(Exact name of registrant as specified in its charter)

DELAWARE	814-00149	52-1451377
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Bethesda Metro Center, 14th Floor Bethesda, MD 20814
(Address of principal executive offices, zip code)

Registrant's telephone number, including area code: (301) 951-6122
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.04. Temporary Suspension of Trading Under Registrant's Employee Benefit Plan.

On June 6, 2007, American Capital Strategies, Ltd. sent the following notice to its directors and executive officers with regard to a matter as to which it had been notified on June 1, 2007, by the administrator of the American Capital Strategies, Ltd. Employee Investment and Stock Ownership Plan:

American Capital Strategies, Ltd.

Notice to Directors and Executive Officers

Important Notice Concerning Your Ability to Trade in American Capital Strategies, Ltd. Common Stock:

June 6, 2007

This notice is to inform you that you generally will not be able to purchase or sell shares of American Capital Strategies, Ltd. common stock, $0.01 par value, during the period beginning at 4:00 p.m. Eastern Time on Tuesday, July 3, 2007, and ending on or about 8:30 a.m. Eastern Time on Wednesday, July 11, 2007.

Great-West Retirement ServicesSM, the recordkeeper for the American Capital Strategies, Ltd. 401(k) Plan (the "401(k) Plan") and the American Capital Strategies, Ltd Employee Stock Ownership Plan (the "ESOP" and, collectively with the 401(k) Plan, the "Plans") will be making certain internal administrative changes to reflect the March 31, 2007 spin-off of the 401(k) Plan from the ESOP. Some of these changes are intended to make it easier for eligible participants in the ESOP to make diversification elections.

The blackout period for the Plans is expected to begin at 4:00 p.m. Eastern Time on Tuesday, July 3, 2007, and end at 8:30 a.m. Eastern Time on Wednesday, July 11, 2007 (the "blackout period"). During the blackout period, participants in the Plans will generally be unable to direct or diversify the assets held in their individual accounts under the Plans or obtain any withdrawal or distribution from the Plans. This notice is provided to you pursuant to Rule 104 of Regulation BTR promulgated under the Exchange Act of 1934 and Section 306 of the Sarbanes-Oxley Act of 2002. Pursuant to these rules, directors and executive officers generally may not directly or indirectly purchase, sell or otherwise acquire or transfer any equity security of the company for which they serve as a director or executive officer during the blackout period. Accordingly, you may not engage in such transactions in American Capital Strategies, Ltd. common stock during the blackout period.

You will receive notice if the blackout period changes for any reason. If you have any questions concerning this notice or whether the blackout period has ended, you may contact Samuel A. Flax, Executive Vice President and General Counsel, American Capital Strategies, Ltd., 2 Bethesda Metro Center, 14th Floor, Bethesda, Maryland 20814 or by telephone at 301-951-6122.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN CAPITAL STRATEGIES, LTD.

Dated: June 6, 2007	By:	/s/ SAMUEL A. FLAX
Samuel A. Flax Executive Vice President, General Counsel and Secretary